Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
17. Commitments and contingencies

(A) Leases commitments

The Company leases certain office premises and buildings under non-cancelable leases. Rental expenses under operating leases for 2015, 2016 and 2017 were $1,553,580, $619,262 and $585,375, respectively.

As of December 31, 2017, future minimum lease payments under non-cancelable operating leases agreements were as follows:

2018	$120,784
2019	618
2020 and therafter	—

$121,402

(B) Legal matters

The Company is a party to legal matters and claims that are normal in the course of its operations. While the Company believes that the ultimate outcome of these matters will not have a material adverse effect on its financial position, results of operations and cash flows, the outcome of these matters is not determinable with certainty and negative outcomes may adversely affect the Company.